SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2004

Archon Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

1-9481	88-0304348
(Commission File Number)	(IRS Employer Identification No.)

3993 Howard Hughes Parkway, Suite 630, Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (702) 732-9120

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

Effective February 9, 2004, Archon Corporation (the “Company”) appointed John M. Garner as its Chief Financial Officer, Secretary and Treasurer. Mr. Garner replaces the Company’s former Senior Vice President, Chief Financial Officer, Secretary, Treasurer and Director, Charles Sanderfur. The Company issued a press release to this effect. A copy of which is attached hereto as Exhibit 99.01.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits:

Exhibit No.	Description
99.01	Press Release dated February 9, 2004, announcing the appointment of John M. Garner as Chief Financial Officer, Treasurer and Secretary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Archon Corporation (Registrant)

Date: February 10, 2004	By:	/s/ Paul W. Lowden
Paul W. Lowden
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release dated February 9, 2004, announcing the appointment of John M. Garner as Chief Financial Officer, Treasurer and Secretary.